Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 5 – Equity

The Company has an unlimited number of authorized, no par value common stock. As of December 31, 2013, 2012 and 2011, the Company has 15,270,840, 14,295,836 and 14,295,836 shares of common stock issued and outstanding. The Company had originally issued 100 shares of common stock upon incorporation. As of result of the merger describe in Note 1, the Company affected a 142,958.36 to 1 stock split. In addition as a result of the merger, the Company also issued 975,004 to the shareholders of IGPAC. The share and per shares information in the accompanying financial statements have been retroactively restated for this stock split.